UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

a.k.a. Brands Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40828	87-0970919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Montgomery Street, Suite 1600 San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

415-295-6085

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AKA	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On September 21, 2021, a.k.a. Brands Holding Corp. (the “Company”) priced the initial public offering (“IPO”) of its common stock, $0.001 par value per share (the “Common Stock”), at an offering price of $11.00 per share (the “IPO Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-259028), as amended (the “Registration Statement”). On September 21, 2021, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Jefferies LLC, as representatives of the several underwriters identified therein (the “Underwriters”), pursuant to which the Company agreed to offer and sell 10,000,000 shares of its Common Stock (the “Firm Shares”) at the IPO Price. The Underwriters were granted a 30-day option to purchase up to an additional 1,500,000 shares of Common Stock from the Company at the IPO Price. The IPO closed and the Firm Shares were delivered on September 24, 2021.

The Company made customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated herein by reference.

In connection with the IPO, the Company entered into the following agreements, substantially similar forms of which were previously described in the Registration Statement:

•

Registration Rights Agreement, dated as of September 24, 2021, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference (a substantially similar form of which was previously filed with the Registration Statement);

•

Director Nomination Agreement, dated as of September 24, 2021, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference (a substantially similar form of which was previously filed with the Registration Statement); and

•	Senior Secured Credit Facility, dated as of September 24, 2021, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On September 24, 2021, upon entry into the Senior Secured Credit Facility described in Item 1.01 above, the Syndicated Facility Agreement, dated March 31, 2021, by and among Polly Holdco Pty Ltd, Excelerate, L.P., DBFLF EXCL ADMN LLC and the lenders party thereto was terminated and all obligations outstanding thereunder (other than customary obligations) were paid off and extinguished.

Item 3.02.	Unregistered Sales of Equity Securities.

Prior to the closing of the IPO, in connection with the Reorganization Transactions, as defined and described in the Registration Statement, the Company issued:

•

an aggregate of 94,780,338 shares of Common Stock to New Excelerate, L.P. and the Australian Management Investors (each as defined in the Registration Statement) in exchange for their interests in Excelerate L.P. and New Excelerate GP LP; and

•	21,809,804 shares of Common Stock to the CK Rollover Investors (as defined in the Registration Statement) in exchange for their interests in CK Holdings LP.

No underwriters were involved in the transactions described in this Item 3.02. The issuance of such Common Stock was made in reliance on Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder.

The description in item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2021, Wesley Bryett, Christopher Dean, Matthew Hamilton, Myles McCormick, and Kelly Thompson (the “Director Appointees”) were appointed to the Company’s board of directors. Information regarding the committees upon which the Director Appointees serve as directors and the compensation plan in which the Director Appointees may participate were previously reported in the Registration Statement.

On or around September 24, 2021, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the IPO. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, any agreement, or vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 21, 2021, the Company adopted the a.k.a. Brands Holding Corp. 2021 Omnibus Incentive Plan (the “Plan”) and the a.k.a. Brands Holding Corp. 2021 Employee Stock Purchase Plan (“ESPP”), copies of which are filed as Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated by herein by reference. The description and form of the Plan and ESPP are substantially the same as the description and the forms set forth in and filed as exhibits to the Registration Statement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2021, the Company’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The descriptions and forms of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01.	Other Events.

On September 21, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of September 21, 2021, among a.k.a. Brands Holding Corp. and BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Jefferies LLC, as representatives for the underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation of a.k.a. Brands Holding Corp., filed with the Delaware Secretary of State on September 21, 2021.

3.2	Amended and Restated Bylaws of a.k.a. Brands Holding Corp., effective September 21, 2021.

4.1	Registration Rights Agreement, dated September 24, 2021, by and among a.k.a. Brands Holding Corp. and the other signatories party thereto.

10.1	Director Nomination Agreement, dated as of September 24, 2021, by and among the Company and the other signatories party thereto.

10.2	Syndicated Facility Agreement, dated as of September 24, 2021, by and among the Company, KeyBank National Association and the other signatories party thereto.

10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to a.k.a. Brands Holding Corp.’s Registration Statement on Form S-1 (File No. 333-259028), filed with the Securities and Exchange Commission on August 24, 2021).

10.4	a.k.a. Brands Holding Corp. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to a.k.a. Brands Holding Corp.’s Registration Statement on Form S-8 (File No. 259753), filed with the Securities and Exchange Commission on September 23, 2021).

10.5	a.k.a. Brands Holding Corp. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.5 to a.k.a. Brands Holding Corp.’s Registration Statement on Form S-8 (File No. 259753), filed with the Securities and Exchange Commission on September 23, 2021).

99.1	Press Release dated September 21, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.K.A. BRANDS HOLDING CORP.

Date: September 27, 2021	By:	/s/ Ciaran Long
	Name:	Ciaran Long
	Title:	Chief Financial Officer